Exhibit 32.1

CERTIFICATION OF PERIODIC FINANCIAL REPORTS PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

To the best of their knowledge the undersigned hereby certify that the Annual Report on Form 10-K of Marine Products Corporation for the period ended December 31, 2022, fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. Sec. 78m) and that the information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of Marine Products Corporation.

Date: February 27, 2023	/s/ Ben M. Palmer
Ben M. Palmer
President and Chief Executive Officer
(Principal Executive Officer)

Date: February 27, 2023	/s/ Michael L. Schmit
Michael L. Schmit
Vice President, Chief Financial Officer and Corporate Secretary
(Principal Financial and Accounting Officer)